EXHIBIT 23.5



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 28, 2000 relating to the financial statements of ANB Corporation appearing in Old National Bancorp's current Report on Form 8-K filed April 19, 2000.


                                                         /s/ OLIVE LLP
                                                         -------------
                                                             Olive LLP



Indianapolis, Indiana,
May 31, 2000